UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: BlackRock Preferred Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Preferred Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Semi-Annual Reports                                                    BLACKROCK
(Unaudited)

APRIL 30, 2007

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging through the issuance of Preferred Stock. The concept of leverage is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates on the Preferred Stock, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in the dividend rates on any Preferred Stock may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of April 30, 2007

                                                                     Percent of
BlackRock Preferred and Corporate Income                                Total
Strategies Fund, Inc.'s Asset Mix                                    Investments
--------------------------------------------------------------------------------
Preferred Stocks ................................................       27.2%
Capital Trusts ..................................................       25.2
Corporate Bonds .................................................       21.4
Real Estate Investment Trusts ...................................        7.9
Trust Preferreds ................................................        7.2
Other* ..........................................................       11.1
--------------------------------------------------------------------------------

                                                                     Percent of
BlackRock Preferred Income Strategies                                   Total
Fund, Inc.'s Asset Mix                                               Investments
--------------------------------------------------------------------------------
Preferred Stocks ................................................       30.4%
Capital Trusts ..................................................       24.8
Corporate Bonds .................................................       20.3
Trust Preferreds ................................................        7.8
Real Estate Investment Trusts ...................................        6.2
Other* ..........................................................       10.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

A Letter to Shareholders

Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:

Total Returns as of April 30, 2007                                                         6-month         12-month
===================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                                + 8.60%          +15.24%
-------------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                               + 6.86           + 7.83
-------------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                          +15.46           +19.81
-------------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                        + 2.64           + 7.36
-------------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             + 1.59           + 5.78
-------------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)           + 6.96           +11.72
-------------------------------------------------------------------------------------------------------------------

If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              3

A Discussion With Your Funds' Portfolio Managers

      We continue to seek to diversify the Funds' holdings and maintain a positive outlook for preferred securities given the attractive valuations and good liquidity in the market.

How did the Funds perform during the period in light of the existing market conditions?

For the six-month period, the Common Stock of BlackRock Preferred and Corporate Income Strategies Fund, Inc. had net annualized yields of 7.29% and 7.31%, based on a period-end per share net asset value of $22.12 and a per share market price of $22.08, respectively, and $.800 per share income dividends. The total investment return on the Fund's Common Stock was +3.07%, based on a change in per share net asset value from $22.25 to $22.12, and assuming reinvestment of all distributions.

For the same six-month period ended April 30, 2007, the Common Stock of BlackRock Preferred Income Strategies Fund, Inc. had net annualized yields of 6.19% and 6.67%, based on a period-end per share net asset value of $22.39 and a per share market price of $20.80, respectively, and $.687 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.47%, based on a change in per share net asset value from $22.36 to $22.39, and assuming reinvestment of all distributions.

For the six months ended April 30, 2007, the Funds' benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned +3.52%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +2.83% and +2.26%, respectively.

For a description of the Funds' total investment returns based on a change in the per share market value of the Funds' Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As closed-end funds, the Funds' shares may trade in the secondary market at a premium or discount to their net asset values. As a result, total investment returns based on changes in the market value of the Funds' Common Stock can vary significantly from total investment returns based on changes in the Funds' net asset values.

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported the narrow trading range. The federal funds rate remained at 5.25% at the end of the semi-annual period, where it has been since June 2006.

The 30-year U.S. Treasury bond yield stood at 4.81% on April 30, 2007, an increase of nine basis points (.09%) over the past six months. The 10-year U.S. Treasury note yield increased just two basis points during the period to 4.63%. Meanwhile, yields on one-month Treasury bills declined 38 basis points from 5.18% to 4.80%, while two-year yields fell 11 basis points to 4.60% during the period.

Late in the six-month period, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation -- although moderate by historic standards -- remained above the Fed's implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed interest rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data -- including payrolls, durable goods orders and retail sales -- showed signs of weakening.

The most recent Consumer Price Index (CPI) data from the U.S. Department of Labor reflected a notable surge in the overall rate of inflation, but just a marginal increase in core inflation. The CPI advanced at a seasonally adjusted rate of .6% in March 2007, following a rise of .4% in February. The significant increase resulted primarily from a 5.9% jump in energy costs for the month, spurred by a 12% rise in gasoline prices. However, the CPI for all items excluding food and energy was up just .1% for the month. The overall CPI rose at an unadjusted rate of 2.8% over the previous 12 months.

The preliminary estimate of first-quarter 2007 gross domestic product (GDP) growth came in at 1.3%, which was weaker than expected and would be the slowest pace in four years. U.S. consumer confidence declined to its lowest level in eight months in April on concerns about rising gasoline prices and a wave of mortgage defaults. Personal consumption fell .2%, partly due to the significant increase in gasoline prices during


4              SEMI-ANNUAL REPORTS                     APRIL 30, 2007
the month of March. Although manufacturing and industrial production data were weaker, durable goods orders bounced back dramatically in March. While housing starts unexpectedly rose for a second consecutive month in March, home sales data were disappointing. Existing home sales fell more than 8% and sales of new homes failed to bounce back as briskly as expected from their depressed levels of February.

What factors most influenced the Funds' performance?

Overweight positions in $25 par preferred securities had a negative effect on each Fund's results, as these issues underperformed during the six-month period. The portfolios' substantial cash position also detracted from performance relative to the Funds' peers. We raised each Fund's cash allocation to approximately 5% in March 2007, in anticipation that there will be a notable increase in the supply of new preferred issues in the near future. We intend to use the cash to purchase new securities.

The Funds' results benefited from overweight positions in hybrid securities, which generally pay a fixed rate of interest similar to a bond but are influenced significantly by the price movements of the common stock of the issuing company. Another positive contributor was our use of net asset value hedges in the first half of the semi-annual period to shorten the portfolios' durations. The goal was to reduce the risk of loss in value associated with rising interest rates. Finally, we had minimal exposure to securities of companies that we believe could be affected by the troubled subprime mortgage market, and this proved advantageous.

What changes were made to the portfolios during the period?

Early in the six-month period, we added to the portfolios' positions in preferred securities, particularly issues eligible for QDI (qualified dividend income) and DRD (dividends received deduction). We also added selectively to our holdings in new issues in the high yield market. The Funds moved out of real estate investment trust preferreds as event risk remained high and valuations became less attractive. Toward the end of the six-month period, we reduced holdings that we felt could be affected by the weak subprime mortgage market.

In early 2007, we reduced our net asset value hedges and increased the Funds' durations by approximately two years. At the end of the period, each portfolio's duration was 6.5 years, which was slightly long relative to the benchmark Merrill Lynch Preferred Stock Fixed Rate Index.

We continued to employ leveraging strategies through the period and, at April 30, 2007, both Funds had leverage positions of approximately 36% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Funds' positions at the close of the period?

We continue to seek to diversify the holdings in the preferred shares with secondary issues and through the new-issue calendar, which remains strong. We also will continue to look at hybrid and DRD preferreds for market opportunity.

We maintain our positive outlook because of attractive valuations and good liquidity in the market. We anticipate some choppiness in the financials sector due to the impact of the subprime mortgage market. We intend to continue to add new names to the portfolio, particularly if attractive offerings arise in the primary market.

John Burger
Vice President and Portfolio Manager

Scott Amero
Portfolio Manager

Daniel Chen
Portfolio Manager

May 11, 2007


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              5

Schedule of Investments As of April 30, 2007 (Unaudited)
BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                          Value
================================================================================
Capital Markets -- 1.5%
   $ 3,390,000    State Street Capital Trust IV, 6.355%
                    due 6/01/2067 (b)                                $ 3,402,546
================================================================================
Commercial Banks -- 6.0%
     2,000,000    Cullen/Frost Capital Trust I, 6.91%
                    due 3/01/2034 (b)                                  2,057,774
     5,000,000    First Chicago NBD Institutional Capital I, 5.906%
                    due 2/01/2027 (b)                                  4,885,715
       910,000    First Empire Capital Trust II, 8.277%
                    due 6/01/2027                                        949,094
     3,000,000    Hubco Capital Trust I Series B, 8.98%
                    due 2/01/2027                                      3,140,772
     1,500,000    Hubco Capital Trust II Series B, 7.65%
                    due 6/15/2028                                      1,575,000
     1,050,000    SunTrust Preferred Capital I, 5.853% (b)(d)          1,067,174
                                                                     -----------
                                                                      13,675,529
================================================================================
Consumer Finance -- 2.1%
     3,470,000    Capital One Capital III, 7.686% due 8/15/2036        3,748,617
       910,000    MBNA Capital A, 8.278% due 12/01/2026                  951,614
                                                                     -----------
                                                                       4,700,231
================================================================================
Diversified Financial Services -- 1.5%
     3,000,000    Farm Credit Bank of Texas Series 1, 7.561% (b)(d)    3,312,570
================================================================================
Gas Utilities -- 4.1%
     9,000,000    AGL Capital Trust I Series B, 8.17% due 6/01/2037    9,377,046
================================================================================
Insurance -- 15.2%
     3,990,000    AON Corp., 8.205% due 1/01/2027                      4,483,004
     9,000,000    AXA, 8.60% due 12/15/2030                           11,573,181
     1,510,000    Ace Capital Trust II, 9.70% due 4/01/2030            2,022,489
     9,110,000    Farmers Exchange Capital, 7.05%
                    due 7/15/2028 (f)                                  9,403,406
       750,000    Genworth Financial, Inc., 6.15%
                    due 11/15/2066 (b)                                   742,006
     3,000,000    Mangrove Bay Pass-Through Trust, 6.102%
                    due 7/15/2033 (b)(f)                               2,946,990
       915,000    Oil Casualty Insurance Ltd., 8% due 9/15/2034 (f)      917,492
     1,000,000    Zenith National Insurance Capital Trust I, 8.55%
                    due 8/01/2028 (f)                                  1,030,000
     1,400,000    Zurich Capital Trust I, 8.376% due 6/01/2037 (f)     1,461,823
                                                                     -----------
                                                                      34,580,391
================================================================================
Multi-Utilities -- 0.5%
     1,200,000    Dominion Resources Capital Trust I, 7.83%
                  due 12/01/2027                                       1,224,100
================================================================================
Oil, Gas & Consumable Fuels -- 2.9%
     6,000,000    Pemex Project Funding Master Trust, 7.375%
                    due 12/15/2014                                     6,708,000
================================================================================
Thrifts & Mortgage Finance -- 6.8%
     1,465,000    Dime Capital Trust I Series A, 9.33%
                    due 5/06/2027                                      1,538,014
     6,735,000    Greenpoint Capital Trust I, 9.10% due 6/01/2027      7,056,044
       760,000    ML Capital Trust I, 9.875% due 3/01/2027               797,521
     5,900,000    Sovereign Capital Trust, 9% due 4/01/2027            6,128,761
                                                                     -----------
                                                                      15,520,340
================================================================================
                  Total Capital Trusts
                  (Cost -- $90,262,017) -- 40.6%                      92,500,753
================================================================================

        Shares
          Held    Preferred Stocks
================================================================================
Capital Markets -- 2.4%
     1,900,000    Ameriprise Financial, Inc., 7.518% (b)               2,062,110
       130,000    Deutsche Bank Capital Funding Trust VIII, 6.375%     3,347,500
                                                                     -----------
                                                                       5,409,610
================================================================================
Commercial Banks -- 8.4%
     1,000,000    Barclays Bank Plc, 6.278% (b)                          980,894
         1,176    First Tennessee Bank NA, 3.90% (b)(f)                1,207,973
     1,900,000    ICICI Bank Ltd., 7.25% (b)(f)                        1,973,975
        15,000    KeyCorp Capital IX, 6.75%                              382,800
        42,000    Provident Financial Group, Inc., 7.75%               1,085,440
     5,400,000    Resona Preferred Global Securities Ltd.,
                    7.191% (b)(f)                                      5,708,237
     1,200,000    Royal Bank of Scotland Group Plc, 9.118%             1,324,747
       149,000    Santander Finance Preferred SA
                    Unipersonal, 6.50% (f)                             3,715,688
       100,000    Santander Finance Preferred SA
                    Unipersonal, 6.80% (f)                             2,540,630
        12,000    Sovereign Bancorp, Inc. Series C, 7.30% (a)            324,960
                                                                     -----------
                                                                      19,245,344
================================================================================
Diversified Financial Services -- 3.4%
        38,000    Cobank ACB, 7% (f)                                   1,958,748
     5,700,000    JPMorgan Chase Capital XXI Series U, 6.305% (b)      5,765,157
                                                                     -----------
                                                                       7,723,905
================================================================================
Electric Utilities -- 1.7%
        28,800    Entergy Arkansas, Inc., 6.45%                          733,501
        22,650    Entergy Louisiana LLC, 6.95%                         2,255,530
        36,000    PPL Electric Utilities Corp., 6.25%                    946,127
                                                                     -----------
                                                                       3,935,158
================================================================================
Gas Utilities -- 2.6%
       234,300    Southern Union Co., 7.55%                            6,033,225
================================================================================
Insurance -- 10.3%
       120,000    ACE Ltd. Series C, 7.80%                             3,092,400
     1,500,000    AXA SA, 6.379% (b)(f)                                1,459,996
        45,000    Aspen Insurance Holdings Ltd., 7.401% (b)            1,157,346
                  Axis Capital Holdings Ltd.:
        35,000        Series A, 7.25%                                    908,250
         9,000        Series B, 7.50% (b)                                973,688
        35,200    Endurance Specialty Holdings Ltd. Series A, 7.75%      935,968
     1,740,000    Financial Security Assurance Holdings Ltd.,
                    6.40% (b)(f)                                       1,720,705
     2,000,000    Great West Life & Annuity Insurance Co.,
                    7.153% (b)(f)                                      2,111,888
                  MetLife, Inc.:
     2,625,000        6.40%                                            2,619,915
        70,000        Series B, 6.50%                                  1,842,400
     1,000,000    Oil Insurance Ltd., 7.558% (b)(f)                    1,049,730
     1,450,000    PartnerRe Finance II, 6.44% (b)                      1,455,037
       165,000    RenaissanceRe Holding Ltd. Series D, 6.60%           4,037,550
                                                                     -----------
                                                                      23,364,873
================================================================================
Multi-Utilities -- 1.0%
     2,100,000    Dominion Resources, Inc., 7.50% (b)                  2,283,754
================================================================================
Oil, Gas & Consumable Fuels -- 0.4%
       825,000    Enterprise Products Operating LP, 8.375% (b)           913,556
================================================================================


6              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities (continued)

        Shares
          Held    Preferred Stocks                                        Value
================================================================================
Thrifts & Mortgage Finance -- 12.3%
                  Fannie Mae:
         6,000        Series L, 5.125%                              $    287,340
       305,000        Series O, 7% (b)                                16,031,563
                  Freddie Mac:
        80,000        5.66%                                            2,001,600
       220,000        Series V, 5.57%                                  5,504,400
       160,000    Washington Mutual Capital Trust 2001 Series K,
                    6.09% (b)                                          4,120,000
                                                                    ------------
                                                                      27,944,903
================================================================================
Wireless Telecommunication Services -- 1.4%
         2,720    Centaur Funding Corp., 9.08% (f)                     3,206,200
--------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $98,018,251) -- 43.9%                     100,060,528
================================================================================

================================================================================
                  Real Estate Investment Trusts
================================================================================
Real Estate -- 12.7%
        63,800    Alexandria Real Estate Equities, Inc. Series C,
                    8.375%                                             1,665,818
        80,000    CBL & Associates Properties, Inc. Series C, 7.75%    2,044,000
           610    First Industrial Realty Trust, Inc., 6.236% (b)        613,813
                  HRPT Properties Trust:
       425,000        Series B, 8.75%                                 10,727,000
       125,000        Series C, 7.125%                                 3,193,750
       112,000    Health Care Property Investors, Inc. Series F,
                    7.10%                                              2,826,880
        44,000    Health Care REIT, Inc. Series F, 7.625%              1,135,750
        60,000    iStar Financial, Inc. Series I, 7.50%                1,516,200
                  PS Business Parks, Inc.:
        18,400        Series K, 7.95%                                    487,600
        16,000        Series M, 7.20%                                    406,880
                  Public Storage, Inc.:
       110,000        6.75%                                            2,791,800
        40,000        Series I, 7.25%                                  1,036,252
        14,800    Regency Centers Corp. Series D, 7.25%                  381,100
--------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost -- $29,094,750) -- 12.7%                      28,826,843
================================================================================

================================================================================
          Face
        Amount    Trust Preferreds
================================================================================
Commercial Banks -- 0.3%
   $   700,000    National City Capital Trust II, 6.625% due 11/15/2066  695,550
================================================================================
Consumer Finance -- 1.1%
     2,325,500    Capital One Capital II, 7.50% due 6/15/2066          2,430,662
================================================================================
Diversified Financial Services -- 0.9%
     2,000,000    Citigroup Capital XVII, 6.35% due 3/15/2067          1,976,636
================================================================================
Electric Utilities -- 0.5%
     1,235,000    PPL Energy Supply LLC, 7% due 7/15/2046              1,274,415
================================================================================
Gas Utilities -- 4.5%
    10,000,000    Southwest Gas Capital II, 7.70% due 9/15/2043       10,220,563
================================================================================
Insurance -- 1.9%
     2,000,000    ABN AMRO North America Capital Funding
                  Trust II, 5.41% (b)(d)(f)                            1,991,499
     2,250,000    Lincoln National Capital VI Series F, 6.75%
                    due 9/11/2052                                      2,261,366
                                                                    ------------
                                                                       4,252,865
================================================================================
Thrifts & Mortgage Finance -- 2.5%
     5,845,000    Countrywide Financial Corp., 1.50% due 4/01/2033     5,754,033
--------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost -- $26,217,464) -- 11.7%                      26,604,724
--------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost -- $243,592,482) -- 108.9%                   247,992,848
================================================================================

================================================================================
                  Corporate Bonds
================================================================================
Commercial Banks -- 3.3%
     5,325,000    Societe Generale, 5.922% (b)(d)(f)                   5,333,531
     2,125,000    Woori Bank, 6.208% due 5/02/2067 (b)(f)              2,119,959
                                                                    ------------
                                                                       7,453,490
================================================================================
Containers & Packaging -- 2.2%
     5,000,000    Sealed Air Corp., 6.875% due 7/15/2033 (f)           5,008,370
================================================================================
Diversified Financial Services -- 0.4%
       975,000    C10 Capital SPV Ltd., 6.722% (b)(d)(f)                 973,654
================================================================================
Diversified Telecommunication Services -- 2.3%
     4,000,000    France Telecom SA, 8.50% due 3/01/2031               5,268,564
================================================================================
Electric Utilities -- 3.3%
     5,000,000    Energy East Corp., 6.75% due 9/15/2033               5,284,375
     2,300,000    PPL Capital Funding, 6.70% due 3/30/2067 (b)         2,301,458
                                                                    ------------
                                                                       7,585,833
================================================================================
Foreign Government Obligations -- 2.3%
     5,032,000    Mexico Government International Bond, 5.875%
                    due 1/15/2014                                      5,190,508
================================================================================
Gas Utilities -- 0.4%
     1,000,000    Southern Union Co., 7.20% due 11/01/2066 (b)         1,016,574
================================================================================
Insurance -- 7.8%
     3,100,000    American International Group, Inc., 6.25%
                    due 3/15/2037                                      3,085,579
     2,250,000    Chubb Corp., 6.375% due 3/29/2067 (b)                2,277,130
     2,610,000    Everest Reinsurance Holdings, Inc., 6.60%
                    due 5/01/2067 (b)                                  2,619,401
     2,550,000    Liberty Mutual Group, Inc., 7% due 3/15/2037 (b)(f)  2,562,260
       700,000    Reinsurance Group of America, 6.75%
                    due 12/15/2065 (b)                                   703,102
     3,400,000    The Travelers Cos., Inc., 6.25% due 3/15/2067 (b)    3,404,638
     1,425,000    XL Capital Ltd. Series E, 6.50% (b)(d)               1,406,503
     1,800,000    ZFS Finance (USA) Trust II, 6.45%
                    due 12/15/2065 (b)(f)                              1,820,835
                                                                    ------------
                                                                      17,879,448
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              7

Schedule of Investments (concluded)
BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                         Value
===============================================================================
Media -- 5.0%
   $ 3,000,000    Comcast Corp., 7.05% due 3/15/2033               $  3,255,069
     2,000,000    TCI Communications, Inc., 8.75% due 8/01/2015       2,400,186
     5,000,000    Time Warner, Inc., 7.625% due 4/15/2031 (g)         5,655,590
                                                                   ------------
                                                                     11,310,845
===============================================================================
Oil, Gas & Consumable Fuels -- 2.0%
     2,400,000    Pioneer Natural Resources Co., 6.65%
                    due 3/15/2017                                     2,352,278
     2,150,000    TransCanada PipeLines Ltd., 6.35% due 5/15/2067     2,146,152
                                                                   ------------
                                                                      4,498,430
===============================================================================
Wireless Telecommunication Services -- 5.5%
     5,000,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031   6,542,285
     5,000,000    Sprint Capital Corp., 8.75% due 3/15/2032           5,900,730
                                                                   ------------
                                                                     12,443,015
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $76,309,229) -- 34.5%                     78,628,731

    Beneficial
      Interest    Short-Term Securities
===============================================================================
    40,922,158    BlackRock Liquidity Series, LLC Cash Sweep Series,
                    5.26% (c)(e)                                     40,922,158
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $40,922,158) -- 18.0%                     40,922,158
===============================================================================
Total Investments (Cost -- $360,823,869*) -- 161.4%                 367,543,737

Liabilities in Excess of Other Assets -- (1.4%)                      (3,247,205)

Preferred Stock, at Redemption Value -- (60.0%)                    (136,627,851)
                                                                   ------------
Net Assets Applicable to Common Stock -- 100.0%                    $227,668,681
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................     $ 360,336,152
                                                                  =============
      Gross unrealized appreciation .........................     $  10,464,310
      Gross unrealized depreciation .........................        (3,256,725)
                                                                  -------------
      Net unrealized appreciation ...........................     $   7,207,585
                                                                  =============

(a)   Depositary receipts.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                           $19,735,699         $956,677
      --------------------------------------------------------------------------

(d)   The security is a perpetual bond and has no stated maturity date.
(e)   Represents the current yield as of April 30, 2007.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) All or a portion of security held as collateral with open financial futures contracts.

o Financial futures contracts purchased as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts        Issue               Date         Value       Depreciation
      --------------------------------------------------------------------------
                      5-Year
         793     U.S. Treasury Notes    June 2007    $84,128,682     $(206,979)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation                                  $(206,979)
                                                                     =========

o     Financial futures contracts sold as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Number of                         Expiration       Face      Appreciation
      Contracts        Issue               Date         Value     (Depreciation)
      --------------------------------------------------------------------------
          94           10-Year
                 U.S. Treasury Bonds    June 2007    $10,172,676    $ (10,168)
         134           30-Year
                 U.S. Treasury Bonds    June 2007    $15,103,797      129,297
      --------------------------------------------------------------------------
      Total Unrealized Appreciation -- Net                          $ 119,129
                                                                    =========

o     Swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Sold credit default protection on a basket of preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                         $ 9,000,000     $  82,035

      Pay a fixed rate of 5.132% and receive
      a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires September 2016                         $25,000,000        24,901

      Pay a fixed rate of 5.2735% and receive
      a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires February 2017                          $36,000,000      (306,705)
      ==========================================================================
      Total                                                          $(199,769)
                                                                     =========

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


8              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Schedule of Investments As of April 30, 2007 (Unaudited)
              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                          Value
================================================================================
Capital Markets -- 1.5%
   $13,535,000    State Street Capital Trust IV, 6.355%
                    due 6/01/2067 (b)                               $ 13,585,093
================================================================================
Commercial Banks -- 12.3%
    12,035,000    ABN AMRO North America Holding Preferred
                    Capital Repackaging Trust I, 6.523% (a)(b)(c)     12,625,112
     2,000,000    Bank One Capital III, 8.75% due 9/01/2030            2,632,156
    16,455,000    Chase Capital II Series B, 5.856%
                    due 2/01/2027 (b)                                 16,077,391
     3,630,000    First Empire Capital Trust II, 8.277%
                    due 6/01/2027                                      3,785,945
     2,000,000    HSBC America Capital Trust I, 7.808%
                    due 12/15/2026 (a)                                 2,082,486
    15,835,000    HSBC Capital Funding LP/Jersey Channel Islands,
                    10.176% (a)(b)(c)                                 23,119,813
     7,300,000    HSBC Finance Capital Trust IX, 5.911%
                    due 11/30/2035 (b)                                 7,324,418
    12,275,000    Hubco Capital Trust II Series B, 7.65%
                    due 6/15/2028                                     12,888,750
     2,000,000    Lloyds TSB Bank Plc, 6.90% (c)                       2,007,320
    18,470,000    NationsBank Capital Trust III, 5.906%
                    due 1/15/2027 (b)                                 18,110,426
     2,000,000    Republic New York Corp., 7.53% due 12/04/2026        2,077,710
     4,500,000    ST George Funding Co. LLC, 8.485% (a)(c)             4,702,549
     4,175,000    SunTrust Preferred Capital I, 5.853% (b)(c)          4,243,286
                                                                    ------------
                                                                     111,677,362
================================================================================
Consumer Finance -- 2.2%
    13,670,000    Capital One Capital III, 7.686% due 8/15/2036       14,767,605
     4,630,000    MBNA Capital A, 8.278% due 12/01/2026                4,841,730
                                                                    ------------
                                                                     19,609,3353
================================================================================
Diversified Financial Services -- 2.9%
    15,000,000    AgFirst Farm Credit Bank, 8.393%
                    due 12/15/2016 (b)                                16,586,055
     9,000,000    Farm Credit Bank of Texas Series 1, 7.561% (b)(c)    9,937,710
                                                                    ------------
                                                                      26,523,765
================================================================================
Electric Utilities -- 0.5%
     5,000,000    SWEPCO Capital I, 5.25% due 10/01/2043 (b)           4,972,700
================================================================================
Gas Utilities -- 0.6%
     5,000,000    AGL Capital Trust I Series B, 8.17% due 6/01/2037    5,209,470
================================================================================
Insurance -- 14.1%
    12,175,000    AON Corp., 8.205% due 1/01/2027                     13,679,343
    23,725,000    AXA, 8.60% due 12/15/2030 (Surplus Notes)           30,508,191
    11,300,000    Ace Capital Trust II, 9.70% due 4/01/2030           15,135,186
    15,000,000    Farmers Exchange Capital, 7.05%
                    due 7/15/2028 (a)                                 15,483,105
    10,000,000    GE Global Insurance Holding Corp., 7.75%
                    due 6/15/2030                                     12,224,160
     1,000,000    GenAmerica Capital I, 8.525% due 6/30/2027 (a)       1,046,124
     3,000,000    Genworth Financial, Inc., 6.15% due 11/15/2066 (b)   2,968,023
     6,066,000    ING Capital Funding Trust III, 8.439% (b)(c)         6,689,742
     3,605,000    Oil Casualty Insurance Ltd., 8% due 9/15/2034 (a)    3,614,820
     6,325,000    Principal Life Insurance Co., 8% due 3/01/2044
                    (Surplus Notes) (a)                                6,832,151
     3,750,000    Zenith National Insurance Capital Trust I, 8.55%
                    due 8/01/2028 (a)                                  3,862,500
    15,600,000    Zurich Capital Trust I, 8.376% due 6/01/2037 (a)    16,288,880
                                                                    ------------
                                                                     128,332,225
================================================================================
Multi-Utilities -- 3.1%
    10,000,000    Dominion Resources Capital Trust I, 7.83%
                    due 12/01/2027                                    10,200,830
    15,000,000    Dominion Resources Capital Trust III, 8.40%
                    due 1/15/2031                                     18,078,720
                                                                    ------------
                                                                      28,279,550
================================================================================
Road & Rail -- 0.4%
     3,750,000    BNSF Funding Trust I, 6.613% due 12/15/2055 (b)      3,583,001
================================================================================
Thrifts & Mortgage Finance -- 2.6%
     1,000,000    Astoria Capital Trust I, 9.75% due 11/01/2029 (a)    1,121,500
     5,760,000    Dime Capital Trust I Series A, 9.33% due 5/06/2027   6,047,073
    12,765,000    Greenpoint Capital Trust I, 9.10% due 6/01/2027     13,373,482
     3,005,000    ML Capital Trust I, 9.875% due 3/01/2027             3,153,357
                                                                    ------------
                                                                      23,695,412
--------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost -- $357,720,879) -- 40.2%                    365,467,913
================================================================================

================================================================================
        Shares
          Held    Preferred Stocks
================================================================================
Capital Markets -- 2.3%
     7,600,000    Ameriprise Financial, Inc., 7.518%
                    due 6/01/2066 (b)                                  8,248,440
       510,000    Deutsche Bank Capital Funding Trust VIII, 6.375%    13,132,500
                                                                    ------------
                                                                      21,380,940
================================================================================
Commercial Banks -- 11.4%
     4,000,000    Barclays Bank Plc, 6.278% (b)                        3,923,576
         4,650    First Tennessee Bank NA, 3.90% (a)(b)                4,776,422
     5,000,000    HBOS Plc, 5.92% (a)(b)                               4,922,500
     8,000,000    ICICI Bank Ltd., 7.25% (a)(b)                        8,311,472
       159,000    KeyCorp Capital IX, 6.75%                            4,057,680
       166,800    Provident Financial Group, Inc., 7.75%               4,310,746
    20,000,000    Resona Preferred Global Securities Ltd.,
                    7.191% (a)(b)                                     21,141,620
     4,800,000    Royal Bank of Scotland Group Plc, 9.118%             5,298,989
        23,000    SG Preferred Capital II, 6.302% (b)                 24,293,750
                  Santander Finance Preferred SA Unipersonal (a):
       599,000        6.50%                                           14,937,563
       250,000        6.80%                                            6,351,575
        48,000    Sovereign Bancorp, Inc. Series C, 7.30% (d)          1,299,840
                                                                    ------------
                                                                     103,625,733
================================================================================
Diversified Financial Services -- 3.5%
       152,000    Cobank ACB, 7%                                       7,834,992
    23,900,000    JPMorgan Chase Capital XXI Series U, 6.305% (b)     24,173,201
                                                                    ------------
                                                                      32,008,193
================================================================================
Electric Utilities -- 1.8%
        14,000    Alabama Power Co., 5.83%                               346,920
       114,400    Entergy Arkansas, Inc., 6.45%                        2,913,631
        49,850    Entergy Louisiana LLC, 6.95%                         4,964,158
        80,000    Interstate Power & Light Co. Series B, 8.375%        2,624,000
       204,000    PPL Electric Utilities Corp., 6.25%                  5,361,385
                                                                    ------------
                                                                      16,210,094
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              9

              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities (continued)

        Shares
          Held    Preferred Stocks                                        Value
================================================================================
Gas Utilities -- 1.2%
       423,200    Southern Union Co., 7.55%                         $ 10,897,400
================================================================================
Insurance -- 13.8%
       880,000    ACE Ltd. Series C, 7.80%                            22,677,600
     5,950,000    AXA SA, 6.379% (a)(b)                                5,791,320
       100,000    Aegon NV Series 1, 6.235% (b)                        2,562,000
       165,000    Aspen Insurance Holdings Ltd., 7.401% (b)            4,243,602
                  Axis Capital Holdings Ltd.:
       140,000        Series A, 7.25%                                  3,633,000
        36,000        Series B, 7.50% (b)                              3,894,750
       139,200    Endurance Specialty Holdings Ltd. Series A, 7.75%    3,701,328
     6,930,000    Financial Security Assurance Holdings Ltd.,
                    6.40% (a)(b)                                       6,853,153
     7,500,000    Great West Life & Annuity Insurance Co.,
                    7.153% (a)(b)                                      7,919,580
                  MetLife, Inc.:
    10,425,000        6.40%                                           10,404,807
       493,000        Series B, 6.50%                                 12,975,760
     5,000,000    Oil Insurance Ltd., 7.558% (a)(b)                    5,248,650
     5,700,000    PartnerRe Finance II, 6.44% (b)                      5,719,802
       140,000    Prudential Plc, 6.50%                                3,599,400
       660,000    RenaissanceRe Holding Ltd. Series D, 6.60%          16,150,200
         9,800    Zurich RegCaPS Funding Trust, 6.58% (a)(b)          10,121,563
                                                                    ------------
                                                                     125,496,515
================================================================================
Multi-Utilities -- 1.4%
     8,400,000    Dominion Resources, Inc., 7.50% (b)                  9,135,017
       140,000    Pacific Gas & Electric Co. Series A, 6%              3,544,800
                                                                    ------------
                                                                      12,679,817
================================================================================
Oil, Gas & Consumable Fuels -- 0.5%
     4,225,000    Enterprise Products Operating LP, 8.375%
                    due 8/01/2066 (b)                                  4,678,516
================================================================================
Thrifts & Mortgage Finance -- 13.0%
                  Fannie Mae:
       264,650        Series L, 5.125%                                12,674,089
     1,210,000        Series O, 7% (b)                                63,600,625
                  Freddie Mac:
       305,000        5.66%                                            7,631,100
       190,000        Series Q, 3.85% (b)                              8,550,000
       855,000        Series V, 5.57%                                 21,392,100
     4,000,000    Roslyn Real Estate Asset Corp. Series D, 9%
                    due 1/01/2049 (b)                                  3,979,466
                                                                    ------------
                                                                     117,827,380
================================================================================
Wireless Telecommunication Services -- 0.3%
         2,423    Centaur Funding Corp., 9.08%                         2,856,111
--------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $438,419,927) -- 49.2%                    447,660,699
================================================================================

================================================================================
        Shares
          Held    Real Estate Investment Trusts                           Value
================================================================================
Real Estate -- 10.1%
       251,400    Alexandria Real Estate Equities, Inc. Series C,
                    8.375%                                             6,564,054
       200,000    CBL & Associates Properties, Inc. Series C, 7.75%    5,110,000
       400,000    Developers Diversified Realty Corp., 8%             10,280,000
        80,000    Duke Realty Corp. Series K, 6.50%                    2,020,000
         2,390    First Industrial Realty Trust, Inc., 6.236% (b)      2,404,937
         4,000    Firstar Realty LLC, 8.875% (a)                       5,207,500
       448,000    Health Care Property Investors, Inc. Series F,
                    7.10%                                             11,307,520
       172,800    Health Care REIT, Inc. Series F, 7.625%              4,460,400
       100,000    Kimco Realty Corp. Series F, 6.65%                   2,525,000
                  PS Business Parks, Inc.:
        72,000        Series K, 7.95%                                  1,908,000
        64,000        Series M, 7.20%                                  1,627,520
                  Public Storage, Inc.:
       160,000        Series I, 7.25%                                  4,145,008
       445,000        Series L, 6.75%                                 11,294,100
                  Regency Centers Corp.:
       607,550        Series C, 7.45%                                 15,462,147
        58,000        Series D, 7.25%                                  1,493,500
         3,857    Sovereign Real Estate Investment Corp., 12% (a)      5,727,645
--------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost -- $89,523,035) -- 10.1%                      91,537,331
================================================================================

          Face
        Amount    Trust Preferreds
================================================================================
Commercial Banks -- 0.3%
     2,790,000    National City Capital Trust II, 6.625%
                    due 11/15/2066                                    32,788,686
================================================================================
Communications Equipment -- 0.2%
     2,000,000    Corporate-Backed Trust Certificates, 8.375%
                    due 11/15/2028                                     2,012,107
================================================================================
Consumer Finance -- 1.9%
    16,702,000    Capital One Capital II, 7.50% due 6/15/2066         17,457,619
================================================================================
Diversified Financial Services -- 0.8%
     7,625,000    Citigroup Capital XVII, 6.35% due 3/15/2067          7,535,923
================================================================================
Electric Utilities -- 2.2%
     4,750,000    Georgia Power Co. Series O, 1.475%
                    due 4/15/2033                                      4,601,234
     3,000,000    HECO Capital Trust III, 6.50% due 3/18/2034          3,055,184
     5,000,000    National Rural Utilities Cooperative Finance Corp.,
                    6.75% due 2/15/2043                                5,015,234
     5,835,000    PPL Energy Supply LLC, 7% due 7/15/2046              6,021,272
       950,000    Virginia Power Capital Trust II, 1.844%
                    due 7/30/2042                                        955,109
                                                                    ------------
                                                                      19,648,033
================================================================================
Gas Utilities -- 0.7%
       500,000    Dominion CNG Capital Trust I, 1.95%
                    due 10/31/2041                                       501,456
     5,750,000    Southwest Gas Capital II, 7.70% due 9/15/2043        5,874,418
                                                                    ------------
                                                                       6,375,874
================================================================================


10              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities (concluded)

          Face
        Amount    Trust Preferreds                                       Value
===============================================================================
Insurance -- 2.7%
   $11,000,000    ABN AMRO North America Capital Funding
                    Trust II, 5.41% (a)(b)(c)                    $   10,948,954
     7,375,000    Berkley W R Capital Trust, 6.75% due 7/26/2045      7,415,254
     1,000,000    Everest Re Capital Trust, 1.963% due 11/15/2032     1,005,918
     5,000,000    Lincoln National Capital VI Series F, 6.75%
                    due 9/11/2052                                     5,023,423
                                                                 --------------
                                                                     24,393,549
===============================================================================
Multi-Utilities -- 0.1%
       397,425    PSEG Funding Trust II, 8.75% due 12/31/2032           405,402
===============================================================================
Thrifts & Mortgage Finance -- 3.7%
    28,362,500    Countrywide Financial Corp., 1.50% due 4/01/2033   27,922,828
     6,000,000    Dime Community Capital I, 7% due 4/14/2034          5,820,000
                                                                 --------------
                                                                     33,742,828
-------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost -- $113,531,849) -- 12.6%                   114,360,021
-------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost -- $999,195,690) -- 112.1%                1,019,025,964
===============================================================================

===============================================================================
                  Corporate Bonds
===============================================================================
Automobiles -- 2.2%
    16,000,000    DaimlerChrysler NA Holding Corp.,
                    8.50% due 1/18/2031                              20,160,880
===============================================================================
Commercial Banks -- 3.3%
    21,250,000    Societe Generale, 5.922% (a)(b)(c)                 21,284,042
     8,500,000    Woori Bank, 6.208% due 5/02/2067 (a)(b)             8,479,834
                                                                 --------------
                                                                     29,763,876
===============================================================================
Diversified Financial Services -- 0.4%
     3,850,000    C10 Capital SPV Ltd., 6.722% (a)(b)(c)              3,844,687
===============================================================================
Diversified Telecommunication Services -- 3.7%
    25,500,000    France Telecom SA, 8.50% due 3/01/2031             33,587,095
===============================================================================
Electric Utilities -- 4.4%
    16,575,000    Duke Energy Field Services LLC, 8.125%
                    due 8/16/2030                                    20,278,767
    10,000,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011   10,488,160
     9,125,000    PPL Capital Funding, 6.70% due 3/30/2067 (b)        9,130,785
                                                                 --------------
                                                                     39,897,712
===============================================================================
Energy Equipment & Services -- 0.9%
     8,300,000    Trans-Canada Pipeline, 6.60% due 5/15/2067          8,285,143
===============================================================================
Gas Utilities -- 0.4%
     4,000,000    Southern Union Co., 7.20% due 11/01/2066 (b)        4,066,296
===============================================================================
Insurance -- 7.2%
    12,395,000    American International Group, Inc., 6.25%
                    due 3/15/2087                                    12,337,338
     9,100,000    Chubb Corp., 6.375% due 3/29/2067 (b)               9,209,728
    10,430,000    Everest Reinsurance Holdings, Inc., 6.60%
                    due 5/01/2067 (b)                                10,467,569
    10,150,000    Liberty Mutual Group, Inc., 7%
                    due 3/15/2037 (a)(b)                             10,198,801
     3,000,000    Reinsurance Group of America, 6.75%
                    due 12/15/2065 (b)                                3,013,293
       660,120    START 2004-1, 5.417% due 4/21/2011                    659,707
    13,550,000    Travelers Cos., Inc./The, 6.25% due 3/15/2067 (b)  13,568,482
     5,725,000    XL Capital Ltd. Series E, 6.50% (b)(c)              5,650,690
                                                                 --------------
                                                                     65,105,608
===============================================================================
Media -- 3.5%
     5,000,000    Comcast Corp., 7.05% due 3/15/2033                  5,425,115
                  Time Warner, Inc.:
     5,000,000        7.625% due 4/15/2031 (g)                        5,655,590
    18,000,000        7.70% due 5/01/2032                            20,568,024
                                                                 --------------
                                                                     31,648,729
===============================================================================
Oil, Gas & Consumable Fuels -- 1.0%
     9,500,000    Pioneer Natural Resources Co., 6.65%
                    due 3/15/2017                                     9,311,102
===============================================================================
Wireless Telecommunication Services -- 5.9%
    18,000,000    AT&T Wireless Services, Inc., 8.75%
                    due 3/01/2031                                    23,552,226
                  Sprint Capital Corp.:
     2,000,000        6.90% due 5/01/2019                             2,060,878
    24,000,000        8.75% due 3/15/2032                            28,323,504
                                                                 --------------
                                                                     53,936,608
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $287,641,826) -- 32.9%                   299,607,736
===============================================================================

===============================================================================
    Beneficial
      Interest    Short-Term Securities
===============================================================================
  $155,280,103    BlackRock Liquidity Series, LLC Cash Sweep Series,
                    5.26% (e)(f)                                    155,280,103
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $155,280,103) -- 17.1%                   155,280,103
===============================================================================
Total Investments (Cost -- $1,442,117,619*) -- 162.1%             1,473,913,803

Liabilities in Excess of Other Assets -- (1.6%)                     (14,139,590)

Preferred Stock, at Redemption Value -- (60.5%)                    (550,548,663)
                                                                 --------------
Net Assets Applicable to Common Stock -- 100.0%                  $  909,225,550
                                                                 ==============


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              11

Schedule of Investments (concluded)
              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................     $ 1,440,371,930
                                                                ===============
      Gross unrealized appreciation .......................     $    44,088,413
      Gross unrealized depreciation .......................         (10,546,540)
                                                                ---------------
      Net unrealized appreciation .........................     $    33,541,873
                                                                ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate security.
(c)   The security is a perpetual bond and has no stated maturity date.
(d)   Depositary receipts.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net              Interest
      Affiliate                                     Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                         $134,738,602        $2,478,788
      --------------------------------------------------------------------------

(f)   Represents the current yield as of April 30, 2007.
(g) All or a portion of security held as collateral in connection with open financial futures contracts.

o Financial futures contracts purchased as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts         Issue             Date          Value       Depreciation
      --------------------------------------------------------------------------
        3,170           5-Year
                  U.S. Treasury Notes   June 2007    $336,303,786    $(828,630)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation                                  $(828,630)
                                                                     =========

o     Financial futures contracts sold as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts         Issue             Date          Value       Appreciation
      --------------------------------------------------------------------------
        1,363          10-Year
                  U.S. Treasury Notes   June 2007    $147,868,256    $  217,022
         651           30-Year
                  U.S. Treasury Bonds   June 2007    $ 73,356,114    $  606,864
      --------------------------------------------------------------------------
      Total Unrealized Appreciation                                  $  823,886
                                                                     ==========

o     Swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Sold credit default protection on a basket of preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                         $ 36,000,000  $   328,140

      Pay a fixed rate of 5.132% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires September 2016                         $125,000,000      133,153

      Pay a fixed rate of 5.2735% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires February 2017                          $143,000,000   (1,239,325)
      --------------------------------------------------------------------------
      Total                                                        $  (778,032)
                                                                   ===========

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


12              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Net Assets

                                                                                                     BlackRock          BlackRock
                                                                                                   Preferred and       Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
As of April 30, 2007 (Unaudited)                                                                    Fund, Inc.         Fund, Inc.
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value* ..............................    $ 326,621,579    $1,318,633,700
               Investments in affiliated securities, at value** ...............................       40,922,158       155,280,103
               Unrealized appreciation on swaps ...............................................          106,936           461,293
               Interest receivable ............................................................        4,019,363        16,309,076
               Receivable for securities sold .................................................          915,761         3,406,548
               Dividends receivable ...........................................................          313,903           234,895
               Receivable for swaps ...........................................................           29,170           135,595
               Variation margin ...............................................................           89,215                --
               Prepaid expenses ...............................................................           26,386            63,356
                                                                                                   -------------------------------
               Total assets ...................................................................      373,044,471     1,494,524,566
                                                                                                   -------------------------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
               Unrealized depreciation on swaps ...............................................          306,705         1,239,325
               Bank overdraft .................................................................           69,359           430,337
               Payable for securities purchased ...............................................        7,893,676        31,265,252
               Payable to investment adviser ..................................................          179,266           718,342
               Dividends payable to Common Stock shareholders .................................          137,302           496,147
               Payable for variation margin ...................................................               --           218,876
               Payable for other affiliates ...................................................            4,102            16,324
               Accrued expenses ...............................................................          157,529           365,750
                                                                                                   -------------------------------
               Total liabilities ..............................................................        8,747,939        34,750,353
                                                                                                   -------------------------------
==================================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
               Preferred Stock, at redemption value, par value $.10 per share+ of AMPS@
                 at $25,000 per share liquidation preference ..................................      136,627,851       550,548,663
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                          Net assets applicable to Common Stock ...............................    $ 227,668,681    $  909,225,550
                                                                                                   ===============================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              13

Statements of Net Assets (concluded)

                                                                                                     BlackRock          BlackRock
                                                                                                   Preferred and       Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
As of April 30, 2007 (Unaudited)                                                                    Fund, Inc.         Fund, Inc.
==================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                          Accumulated distributions in excess of investment income -- net .....    $  (1,794,207)   $   (3,062,113)
                          Accumulated realized capital losses -- net ..........................      (20,728,636)      (78,048,880)
                          Unrealized appreciation -- net ......................................        6,432,249        31,013,408
                                                                                                   -------------------------------
                          Total accumulated losses -- net .....................................      (16,090,594)      (50,097,585)
                                                                                                   -------------------------------
                          Common Stock, par value $.10 per share++ ............................        1,029,188         4,060,654
                          Paid-in capital in excess of par ....................................      242,730,087       955,262,481
                                                                                                   -------------------------------
                          Net Assets ..........................................................    $ 227,668,681    $  909,225,550
                                                                                                   ===============================
                          Net asset value per share of Common Stock ...........................    $       22.12    $        22.39
                                                                                                   -------------------------------
                          Market price ........................................................    $       22.08    $        20.80
                                                                                                   -------------------------------
                              * Identified cost on unaffiliated securities ....................    $ 319,901,711    $1,286,837,516
                                                                                                   ===============================
                             ** Identified cost on affiliated securities ......................    $  40,922,158    $  155,280,103
                                                                                                   ===============================
                              + Preferred Stock authorized, issued and outstanding:
                                   Series M7 Shares ...........................................            2,730             2,800
                                                                                                   -------------------------------
                                   Series T7 Shares ...........................................            2,730             2,800
                                                                                                   -------------------------------
                                   Series W7 Shares ...........................................               --             2,800
                                                                                                   -------------------------------
                                   Series TH7 Shares ..........................................               --             2,800
                                                                                                   -------------------------------
                                   Series F7 Shares ...........................................               --             2,800
                                                                                                   -------------------------------
                                   Series W28 Shares ..........................................               --             4,000
                                                                                                   -------------------------------
                                   Series TH28 Shares .........................................               --             4,000
                                                                                                   -------------------------------
                             ++ Common Stock issued and outstanding ...........................       10,291,881        40,606,540
                                                                                                   ===============================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


14              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Operations

                                                                                                     BlackRock          BlackRock
                                                                                                  Preferred and         Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
For the Six Months Ended April 30, 2007 (Unaudited)                                                 Fund, Inc.         Fund, Inc.
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                          Interest* ...........................................................    $   8,392,428     $  31,832,015
                          Dividends ...........................................................        3,072,368        13,331,624
                                                                                                   -------------------------------
                          Total income ........................................................       11,464,796        45,163,639
                                                                                                   -------------------------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees ............................................        1,086,887         4,351,935
                          Commission fees .....................................................          174,027           691,333
                          Accounting services .................................................           65,334           179,227
                          Transfer agent fees .................................................           27,688            75,531
                          Professional fees ...................................................           34,122            42,377
                          Trustees' fees and expenses .........................................           16,085            50,284
                          Printing and shareholder reports ....................................            9,975            37,721
                          Custodian fees ......................................................           10,129            25,058
                          Listing fees ........................................................            4,661             7,014
                          Pricing fees ........................................................            5,121             5,984
                          Other ...............................................................           17,855            32,265
                                                                                                   -------------------------------
                          Total expenses ......................................................        1,451,884         5,498,729
                                                                                                   -------------------------------
                          Investment income -- net ............................................       10,012,912        39,664,910
                                                                                                   -------------------------------
==================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
----------------------------------------------------------------------------------------------------------------------------------
                          Realized gain on:
                              Investments -- net ..............................................        2,751,397        11,560,220
                              Financial futures contracts and swaps -- net ....................          963,606         3,116,397
                                                                                                   -------------------------------
                          Total realized gain -- net ..........................................        3,715,003        14,676,617
                                                                                                   -------------------------------
                          Change in unrealized appreciation/depreciation on:
                              Investments -- net ..............................................       (3,449,597)      (11,147,467)
                              Financial futures contracts and swaps -- net ....................          111,383           299,940
                                                                                                   -------------------------------
                          Total change in unrealized appreciation/depreciation -- net .........       (3,338,214)      (10,847,527)
                                                                                                   -------------------------------
                          Total realized and unrealized gain -- net ...........................          376,789         3,829,090
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net ............................................       (3,509,370)      (14,248,161)
                                                                                                   -------------------------------
                          Net Increase in Net Assets Resulting from Operations ................    $   6,880,331     $  29,245,839
                                                                                                   ===============================
                            * Interest from affiliates ........................................    $     956,677     $   2,478,788
                                                                                                   ===============================

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              15

Statements of Changes in Net Assets
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                    For the Six
                                                                                                   Months Ended          For the
                                                                                                     April 30,         Year Ended
                                                                                                       2007            October 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)           2006
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................    $  10,012,912     $  21,981,944
               Realized gain (loss) -- net ....................................................        3,715,003        (7,435,088)
               Change in unrealized appreciation/depreciation -- net ..........................       (3,338,214)        8,108,246
               Dividends to Preferred Stock shareholders ......................................       (3,509,370)       (6,435,477)
                                                                                                   -------------------------------
               Net increase in net assets resulting from operations ...........................        6,880,331        16,219,625
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................       (8,226,714)      (17,335,379)
                                                                                                   -------------------------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders       (8,226,714)      (17,335,379)
                                                                                                   -------------------------------
==================================================================================================================================
Common Stock Transactions
----------------------------------------------------------------------------------------------------------------------------------
               Value of shares issued to Common Stock shareholders in reinvestment of dividends          281,127                --
                                                                                                   -------------------------------
               Net increase in net assets derived from Common Stock transactions ..............          281,127                --
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
               Total decrease in net assets applicable to Common Stock ........................       (1,065,256)       (1,115,754)
               Beginning of period ............................................................      228,733,937       229,849,691
                                                                                                   -------------------------------
               End of period* .................................................................    $ 227,668,681     $ 228,733,937
                                                                                                   ===============================
                   * Accumulated distributions in excess of investment income -- net ..........    $  (1,794,207)    $     (71,035)
                                                                                                   ===============================

      See Notes to Financial Statements.


16              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Changes in Net Assets
                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                                                    For the Six
                                                                                                   Months Ended         For the
                                                                                                     April 30,        Year Ended
                                                                                                       2007           October 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)          2006
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................    $  39,664,910     $  82,582,439
               Realized gain (loss) -- net ....................................................       14,676,617        (9,358,240)
               Change in unrealized appreciation/depreciation -- net ..........................      (10,847,527)       21,990,144
               Dividends to Preferred Stock shareholders ......................................      (14,248,161)      (26,423,012)
                                                                                                   -------------------------------
               Net increase in net assets resulting from operations ...........................       29,245,839        68,791,331
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................      (27,916,915)      (61,249,442)
               Tax return of capital ..........................................................               --        (3,547,483)
                                                                                                   -------------------------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders      (27,916,915)      (64,796,925)
                                                                                                   -------------------------------
==================================================================================================================================
Common Stock Transactions
----------------------------------------------------------------------------------------------------------------------------------
               Value of shares issued to Common Stock shareholders in reinvestment of dividends               --           301,458
                                                                                                   -------------------------------
               Net increase in net assets derived from Common Stock transactions ..............               --           301,458
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
               Total increase in net assets applicable to Common Stock ........................        1,328,924         4,295,864
               Beginning of period ............................................................      907,896,626       903,600,762
                                                                                                   -------------------------------
               End of period* .................................................................    $ 909,225,550     $ 907,896,626
                                                                                                   ===============================
                   * Accumulated distributions in excess of investment income -- net ..........    $  (3,062,113)    $    (561,947)
                                                                                                   ===============================

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              17

Financial Highlights
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                For the Six
                                                               Months Ended            For the Year Ended
                                                                 April 30,                 October 31,               For the Period
The following per share data and ratios have been derived          2007        ----------------------------------    August 1, 2003+
from information provided in the financial statements.          (Unaudited)      2006         2005         2004    to Oct. 31, 2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ................     $  22.25      $  22.36     $  23.69     $  24.38     $  23.88
                                                                 ------------------------------------------------------------------
       Investment income -- net ............................          .97@@        2.14@@       2.16         2.19          .39
       Realized and unrealized gain (loss) -- net ..........          .04           .07        (1.09)        (.70)         .67
       Dividends to Preferred Stock shareholders from
         investment income -- net ..........................         (.34)         (.63)        (.40)        (.18)        (.03)
                                                                 ------------------------------------------------------------------
       Total from investment operations ....................          .67          1.58          .67         1.31         1.03
                                                                 ------------------------------------------------------------------
       Less dividends to Common Stock shareholders from
         investment income -- net ..........................         (.80)        (1.69)       (2.00)       (2.00)        (.33)
                                                                 ------------------------------------------------------------------
       Offering costs resulting from the issuance of Common
         Stock .............................................           --            --           --           --         (.04)
                                                                 ------------------------------------------------------------------
       Offering and underwriting costs resulting from the
         issuance of Preferred Stock .......................           --            --           --           --         (.16)
                                                                 ------------------------------------------------------------------
       Net asset value, end of period ......................     $  22.12      $  22.25     $  22.36     $  23.69     $  24.38
                                                                 ==================================================================
       Market price per share, end of period ...............     $  22.08      $  21.26     $  21.03     $  22.84     $  23.60
                                                                 ==================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share ..................         3.07%@        7.97%        3.25%        5.86%        3.53%@
                                                                 ==================================================================
       Based on market price per share .....................         7.67%@        9.69%         .73%        5.44%       (4.33%)@
                                                                 ==================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses, net of waiver*** ....................         1.28%*        1.29%        1.26%        1.26%         .49%*
                                                                 ==================================================================
       Total expenses*** ...................................         1.28%*        1.29%        1.26%        1.27%        1.11%*
                                                                 ==================================================================
       Total investment income -- net*** ...................         8.82%*        9.70%        9.23%        9.04%        6.79%*
                                                                 ==================================================================
       Amount of dividends to Preferred Stock shareholders .         3.09%*        2.84%        1.71%         .76%         .50%*
                                                                 ==================================================================
       Investment income to Common Stock shareholders -- net         5.73%*        6.86%        7.52%        8.28%        6.29%*
                                                                 ==================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Dividends to Preferred Stock shareholders ...........         5.18%*        4.71%        3.01%        1.39%        1.11%*
                                                                 ==================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to Common Stock, end of period
         (in thousands) ....................................     $227,669      $228,734     $229,850     $243,492     $250,631
                                                                 ==================================================================
       Preferred Stock outstanding, end of period
         (in thousands) ....................................     $136,500      $136,500     $136,500     $136,500     $136,500
                                                                 ==================================================================
       Portfolio turnover ..................................        30.75%        19.23%       25.44%       27.11%       11.51%
                                                                 ==================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
       Asset coverage per $1,000 ...........................     $  2,668      $  2,676     $  2,684     $  2,784     $  2,836
                                                                 ==================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
-----------------------------------------------------------------------------------------------------------------------------------
       Series M7 -- Investment income -- net ...............     $    642      $  1,180     $    747     $    347     $     55
                                                                 ==================================================================
       Series T7 -- Investment income -- net ...............     $    643      $  1,178     $    759     $    346     $     50
                                                                 ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 26, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


18              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Financial Highlights (concluded)
                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                For the Six
                                                               Months Ended            For the Year Ended
                                                                 April 30,                 October 31,               For the Period
The following per share data and ratios have been derived          2007        ----------------------------------    March 28, 2003+
from information provided in the financial statements.          (Unaudited)      2006         2005         2004    to Oct. 31, 2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ................     $  22.36      $  22.26     $  23.48     $  24.53     $  23.88
                                                                 ------------------------------------------------------------------
       Investment income -- net ............................          .98@@        2.03@@       2.09@@       2.14@@       1.14
                                                                 ------------------------------------------------------------------
       Realized and unrealized gain (loss) -- net ..........          .09           .32         (.91)        (.78)         .61
       Dividends and distributions to Preferred Stock
         shareholders:
           Investment income -- net ........................         (.35)         (.65)        (.40)        (.18)        (.07)
           Realized gain -- net ............................           --            --           --         (.01)          --
                                                                 ------------------------------------------------------------------
       Total from investment operations ....................          .72          1.70          .78         1.17         1.68
                                                                 ------------------------------------------------------------------
       Less dividends and distributions to Common Stock
         shareholders:
           Investment income -- net ........................         (.69)        (1.51)       (2.00)       (2.13)        (.87)
           Realized gain -- net ............................           --            --           --         (.09)          --
           Tax return of capital ...........................           --          (.09)          --           --           --
                                                                 ------------------------------------------------------------------
       Total dividends and distributions to Common Stock
         shareholders ......................................         (.69)        (1.60)       (2.00)       (2.22)        (.87)
                                                                 ------------------------------------------------------------------
       Offering costs resulting from the issuance of
         Common Stock ......................................           --            --           --           --         (.01)
                                                                 ------------------------------------------------------------------
       Offering and underwriting costs resulting from the
         issuance of Preferred Stock .......................           --            --           --           --         (.15)
                                                                 ------------------------------------------------------------------
       Net asset value, end of period ......................     $  22.39      $  22.36     $  22.26     $  23.48     $  24.53
                                                                 ==================================================================
       Market price per share, end of period ...............     $  20.80      $  20.12     $  21.20     $  22.87     $  23.69
                                                                 ==================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share ..................         3.47%@        8.77%        3.73%        5.22%        6.47%@
                                                                 ==================================================================
       Based on market price per share .....................         6.83%@        2.77%        1.43%        6.12%       (1.80%)@
                                                                 ==================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses, net of waiver*** ....................         1.21%*        1.23%        1.20%        1.19%         .79%*
                                                                 ==================================================================
       Total expenses*** ...................................         1.21%*        1.23%        1.20%        1.19%        1.05%*
                                                                 ==================================================================
       Total investment income -- net*** ...................         8.76%*        9.26%        8.96%        8.93%        8.31%*
                                                                 ==================================================================
       Amount of dividends to Preferred Stock shareholders .         3.15%*        2.96%        1.73%         .74%         .49%*
                                                                 ==================================================================
       Investment income to Common Stock shareholders -- net         5.61%*        6.30%        7.23%        8.19%        7.82%*
                                                                 ==================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Dividends to Preferred Stock shareholders ...........         5.22%*        4.80%        2.97%        1.32%        1.05%*
                                                                 ==================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to Common Stock, end of period
         (in thousands) ....................................     $909,226      $907,897     $903,601     $952,973     $995,722
                                                                 ==================================================================
       Preferred Stock outstanding, end of period
         (in thousands) ....................................     $550,000      $550,000     $550,000     $550,000     $550,000
                                                                 ==================================================================
       Portfolio turnover ..................................        29.12%        17.73%       27.96%       22.56%       27.31%
                                                                 ==================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
       Asset coverage per $1,000 ...........................     $  2,653      $  2,651     $  2,643     $  2,733     $  2,810
                                                                 ==================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
-----------------------------------------------------------------------------------------------------------------------------------
       Series M7 -- Investment income -- net ...............     $    644      $  1,180     $    744     $    330     $    127
                                                                 ==================================================================
       Series T7 -- Investment income -- net ...............     $    642      $  1,175     $    757     $    329     $    122
                                                                 ==================================================================
       Series W7 -- Investment income -- net ...............     $    640      $  1,183     $    734     $    327     $    122
                                                                 ==================================================================
       Series TH7 -- Investment income -- net ..............     $    642      $  1,179     $    737     $    320     $    184
                                                                 ==================================================================
       Series F7 -- Investment income -- net ...............     $    636      $  1,178     $    740     $    326     $    125
                                                                 ==================================================================
       Series W28 -- Investment income -- net ..............     $    658      $  1,221     $    751     $    338     $    105
                                                                 ==================================================================
       Series TH28 -- Investment income -- net .............     $    661      $  1,258     $    733     $    324     $     95
                                                                 ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              19

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund"), are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for BlackRock Preferred and Corporate Income Strategies Fund, Inc. and PSY for BlackRock Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the respective Funds. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Swap agreements are valued based upon quoted fair valuations received daily by each Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

Equity securities held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of each Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of each Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by each Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by each Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


20              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

o Options -- Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the dividends paid by BlackRock Preferred Income Strategies Fund, Inc. during the year ended October 31, 2006 are characterized as a tax return of capital.

(f) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              21
loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft -- Each Fund recorded a bank overdraft which resulted from management estimates of available cash.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, the FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was each Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of each Fund's average daily net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides to each Fund a fee at an annual rate equal to a percentage of the management fee paid by each Fund to the Manager.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Funds have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.


22              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Notes to Financial Statements (concluded)

The Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                        For the
                                                                      Six Months
                                                                         Ended
                                                                       30, 2007
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income
  Strategies Fund, Inc. ............................................    $ 3,496
BlackRock Preferred Income
  Strategies Fund, Inc. ............................................    $13,851
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                  BlackRock           BlackRock
                                                Preferred and         Preferred
                                              Corporate Income         Income
                                                 Strategies          Strategies
                                                  Fund, Inc.          Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ...........................     $102,013,860        $400,420,942
Total Sales ...............................     $100,383,732        $446,238,243
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

BlackRock Preferred & Corporate Income Strategies Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 increased by 12,692 as a result of dividend reinvestment and during the year ended October 31, 2006 remained constant.

BlackRock Preferred Income Strategies Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 remained constant and during the year ended October 31, 2006 increased by 13,470 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                 BlackRock            BlackRock
                                               Preferred and          Preferred
                                             Corporate Income          Income
                                                Strategies           Strategies
                                                 Fund, Inc.           Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ..................................       5.22%                5.22%
Series T7 ..................................       5.22%                5.22%
Series W7 ..................................         --                 5.20%
Series TH7 .................................         --                 5.25%
Series F7 ..................................         --                 5.23%
Series W28 .................................         --                 5.27%
Series TH28 ................................         --                 5.238%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2007, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income
  Strategies Fund, Inc. ..........................................    $110,673
BlackRock Preferred Income Strategies Fund, Inc. .................    $269,806
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

BlackRock Preferred & Corporate Income Strategies Fund, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $25,060,290, of which $1,276,621 expires in 2011, $10,243,141 expires in 2012,
$5,058,900 expires in 2013 and $8,481,628 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

BlackRock Preferred Income Strategies Fund, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $92,790,096, of which $62,733,648 expires in 2012, $17,911,331 expires in 2013 and $12,145,117 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              23

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

NYSE Symbol     BlackRock Preferred and Corporate Income Strategies Fund, Inc.
PSW             seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

NYSE Symbol     BlackRock Preferred Income Strategies Fund, Inc. seeks to
PSY             provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.


24              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              25

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


26              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

These reports, including the financial information herein, are transmitted to shareholders of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #PCPIS-4/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: June 19, 2007


By: /s/ Donald C. Burke
    ------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: June 19, 2007